                                                                    Exhibit 10.1
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May [__], 2007

BY FACSIMILE

[Name of Series C2 Holder]
[Address of Series C2 Holder]

Re: Amendment to the Letter Agreement, Dated February 15, 2007, Between Millennium Cell Inc. (the “Company”) and Certain Holders of the Company’s Series C2 Convertible Preferred Stock.

Ladies and Gentlemen:

Reference is made to that certain Letter Agreement, dated February 15, 2007 (the “Letter Agreement”), between the Company and certain holders of the Company’s Series C2 Convertible Preferred Stock, par value $0.01 (the “Series C Preferred Stock”). Capitalized terms used but not defined in this letter shall have the meanings given to such terms in the Letter Agreement.

Effective upon the execution and delivery to the Company of a counterpart to this letter by a number of holders of at least a majority of the aggregate outstanding Series C Preferred Stock, the Letter Agreement is hereby amended so that the Interim Conversion Waiver Period shall end on July 15, 2007, instead of on June 15, 2007.

                                                   Very truly yours,
MILLENNIUM CELL INC. By: ________________________ Name: John Giolli Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED TO:

[SERIES C2 HOLDER]

By: ________________________
Name:
Title:

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